First Financial Northwest, Inc.

unique. innovative. solutions.



November 2018

NASDAQ GS Symbol: FFNW

Joseph W. Kiley III — President & Chief Executive Officer

Richard P. Jacobson — Executive Vice President, Chief Financial Officer, and Chief Operations Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.


unique
partner
innovative
connected
unique. innovative. solutions.
First Financial
Northwest Bank

Company Highlights

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007 – NASDAQ Global Select Market: FFNW
- Converted to a Bank Holding Co. – 3/31/2015
- All time high stock price $21.81 – 6/8/18
- All time low stock price $3.25 – 11/30/10
- **Closing stock price $15.05 – 11/1/18**

Community Bank: First Financial Northwest Bank

- **Organized in 1923 as a state savings and loan association**
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- **Converted to a Washington State chartered commercial bank in February 2016**

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 & 1-405 corridors in Western Washington
- **Primary focus on King, Snohomish and North Pierce counties**

Contemporary/Innovative Offices and Efficient Operations

- De novo expansion: Mill Creek (2015), Edmonds and The Landing in Renton (2016), Bellevue (2017), The Junction in Bothell (Q2 2018), and Kent Station *(expected Q1 2019)*
- Acquired 4 strategically located branches from Opus Bank in Q3 2017: Clearview, Smokey Point, Lake Stevens (Snohomish County) and Woodinville (King County)

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	6	31
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	5	30
Ronnie J. Clariza	SVP, Chief Risk Management Officer (FFNWB)	15	16
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	4	35
Simon Soh	SVP, Chief Credit Officer (FFNWB)	8	29

Over 28 Years Average Experience

Puget Sound Region

Suburban Strategy – Surround Seattle and Bellevue Proper



Everett
Seattle
Tacoma
Olympia



Smokey Point
Lake Stevens
Mill Creek
Clearview
Edmonds
Bothell
Woodinville
Crossroads
Renton – The Landing
Renton - Headquarters
Kent Station (Expected Q1 2019)

Branch Experience

Technology Centered Branch Concept






First Financial
Northwest Bank


First Financial
Northwest Bank


innovative




First Financial
Northwest Bank


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial
Northwest Bank
Touch the Screen to Learn More


City of
Edmonds
Washington
Arts & Culture Calendar

Best Branch Experience Award



First Financial Northwest Bank, Best Branch Experience (small/medium bank)*

The Best in Bank Customer Experience Awards
honor innovative, consumer-focused financial institutions and fintech providers whose branches and technologies are heightening the customer experience

"This branch projects warmth and a welcoming, community orientation. It features a pleasant open layout, with well-defined spaces, thoughtfully integrated technology balanced with human interaction."

"Tech bars and a virtual brochure add futuristic touch to the bank branch."

*Presented by Networld Media Group at the Bank Customer Experience Summit, September 19, 2017.

Local Economy

Largest Office Occupiers in Puget Sound - "Big Tech" Presence

Company	Office Space Occupied
amazon	13.25 million square feet
Microsoft	13.09 million square feet
BOEING	5.82 million square feet
Starbucks	1.35 million square feet
facebook	1.23 million square feet (1)
Google	1.03 million square feet
wework	902,000 square feet
T-Mobile	882,000 square feet
f5	813,729 square feet

Source: Puget Sound Business Journal, July 6, 2018

(1) Facebook recently expanded into a 150,000-square-foot space in Westlake, in addition to a 2016 lease for 384,000 square feet in the Arbor Blocks; it is also reported to lease and own about 700,000 square feet in Redmond

Eastside Growth

Google *Plans to Buy Kirkland Urban Development*


1.2M
The 11.5 acre Kirkland Urban project will ultimately have up to 1.2 million square feet of commercial and residential space
200
Google currently has postings for 200 jobs in Kirkland

Google is among the world's largest tech companies that are expanding on the Eastside:

amazon
Leased 400,000-square-foot Bellevue tower

facebook
Expanding in Redmond; considering leasing offices in Bellevue's Spring District

Microsoft
Planning multibillion-dollar renovation and expansion of its Redmond headquarters

Source: Puget Sound Business Journal, September 7, 2018

Top 20 Washington State Banks

Bank	Assets	Bank	Assets
1. Washington Federal, NA	$15.77 billion	11. First Federal Savings and Loan Association of Port Angeles	$1.19 billion
2. Columbia State Bank	$12.62 billion	12. Kitsap Bank	$1.15 billion
3. Banner Bank	$10.09 billion	13. Riverview Community Bank	$1.14 billion
4. HomeStreet Inc.	$7.12 billion	14. 1st Security Bank	$1.13 billion
5. Washington Trust Bank	$6.22 billion	15. Timberland Bank	$1.00 billion
6. Heritage Bank (WA)	$4.79 billion	16. Skagit Bank*	$922.0 million
7. Yakima Federal Savings and Loan Association	$1.79 billion	17. Bank of the Pacific	$885.8 million
8. Peoples Bank (WA)	$1.72 billion	18. Coastal Community Bank	$850.3 million
9. Cashmere Valley Bank	$1.52 billion	19. Inland Northwest Bank*	$813.1 million
10. First Financial Northwest Bank	**$1.22 billion**	20. Sound Community Bank	$685.4 million

Source: FDIC Call/TFR Reports, June 30, 2018
*Acquisition by another financial institution pending or completed subsequent to reporting period

Boeing Renton Represents 79% of Backlog

BOEING

Model Series	Orders	Deliveries	Unfilled
Total Unfilled Orders Through September 2018			**5,932**
737 MAX	4,783	219	4,564
NEXT-GENERATION 737 (-700, -800, -800A, 900ER)	5,656	5,509	147
Boeing Business Jets (BBJ, BBJ2)	144	141	3
Total Unfilled Orders for 737 Model Series			**4,714**

The 737…The Most Successful Commercial Aircraft in the History of Aviation

Every 1.9 Seconds, a 737 Lands or Takes Off Somewhere Around the World

About 30% of World's Fleet of Commercial Jetliners Are Produced in Renton

Source: Boeing.com

Current Performance




737

First Boeing 737 Max 7 takes off
from Renton Municipal Airport
March 18, 2018

Key Financial Ratios

Recent Branch Expansion is Temporarily Driving Increased Costs

	At or For the Quarter Ended				
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
Performance Ratios:					
Return on assets	0.90%	1.01%	2.28%	0.80%	0.66%
Return on equity	7.17	8.28	19.16	6.70	5.13
Equity-to-assets ratio	12.53	12.46	12.13	11.79	12.10
Net interest margin	3.46	3.50	3.88	3.65	3.53
Efficiency ratio	66.06	69.38	60.42	66.69	67.64
Noninterest expense/average total assets	2.33	2.44	2.34	2.34	2.42
Capital Ratios: [1]					
Tier 1 leverage ratio	10.37%	10.22%	10.44%	10.20%	10.80%
Total capital ratio	14.83	14.47	14.38	13.77	14.20
Asset Quality Ratios: [2]					
Nonperforming assets/total assets	0.08%	0.05%	0.05%	0.05%	0.17%
ALLL as a percent of total loans	1.30	1.27	1.31	1.28	1.28
Yields and Costs:					
Yield on Loans	5.05%	5.00%	5.37%	5.05%	4.95%
Cost of interest-bearing deposits	1.40	1.22	1.15	1.08	1.05

[1] Capital ratios are for First Financial Northwest Bank only.
[2] Loans are reported net of undisbursed funds.

Consolidated Income and Total Assets

Quarter Ended (Dollars in thousands)

	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
Net interest income	$ 10,059	$ 10,129	$ 10,984	$ 10,388	$ 9,375
Provision (recapture of provision) for loan losses	200	(400)	(4,000)	(1,200)	500
Net interest income after (recapture) provision	9,859	10,529	14,984	11,588	8,875
Total noninterest income [(1)]	841	663	646	211	731
Total noninterest expense	7,201	7,487	7,027	7,069	6,836
Income before federal income tax provision	3,499	3,705	8,603	4,730	2,770
Federal income tax provision [(2)]	707	603	1,761	2,324	909
Net income	$ 2,792	$ 3,102	$ 6,842	$ 2,406	$ 1,861
Total assets	$ 1,234,859	$ 1,224,065	$ 1,226,358	$ 1,210,229	$ 1,163,578

[(1)] Following the passage of the U.S. Tax Cuts and Jobs Act of 2017 (the "Tax Act"), the Company restructured a portion of its investment portfolio by selling fixed-rate securities in a loss position and purchasing adjustable rate securities, incurring a $670,000 loss on sale during the quarter ended December 31, 2017.
[(2)] Also related to the Tax Act, the Company recorded a charge of $807,000 through its federal income tax provision for the quarter ended December 31, 2017, related to the Company's net deferred tax asset revaluation as a result of the new lower enacted corporate federal income tax rates.

Total Loan Portfolio

Net loans receivable was $995.6M at September 30, 2018, a $63.7M increase from September 30, 2017


Net CRE Concentration
454.5% of Adjusted Capital*
Business & Consumer
$42.1M
3.8%
Construction/
Land Development
$194.0M
17.7%
1-4 Family
$327.9M
29.8%
CRE
$360.5M
32.7%
Multifamily
$176.5M
16.0%

*Bank only at September 30, 2018

Average Cost of Deposits



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.85%
0.87%
0.90%
0.87%
0.91%
0.93%
0.95%
0.98%
1.00%
1.02%
1.09%
1.15%
1.31%
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018

First Financial Northwest, Inc.

Yields



Total Asset Yields Improving
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.19%
5.11%
5.15%
5.00%
4.92%
4.92%
4.93%
4.91%
4.95%
5.05%
5.37%
5.00%
5.05%
4.12%
4.10%
4.25%
4.39%
4.42%
4.47%
4.52%
4.54%
4.51%
4.67%
4.98%
4.70%
4.77%
1.87%
2.02%
2.10%
2.27%
2.36%
2.49%
2.66%
2.69%
2.59%
2.52%
2.65%
2.87%
3.00%
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Yield on Loans
Total Yield
Yield on Securities

First Financial Northwest, Inc.

Composition of Deposits

(excludes Bank-Owned and Brokered Deposits*)

12/31/2012

Total Deposit Base: $665.7M


3.3%
Checking
$22.0M
2.7%
Savings
$18.3M
24.3%
MMAs
$161.7M
69.7%
CDs
$463.7M

9/30/2016

Total Deposit Base: $616.3M


Checking
$48.9M
7.9%
Savings
$28.9M
4.7%
MMAs
$188.3M
30.6%
CDs
$350.2M
56.8%

Impact of New Branches – Growth in Core Deposits

9/30/2017

Total Deposit Base: $740.2M


Checking
$79.2M
10.7%
Savings
$29.4M
4.0%
MMAs
$285.5M
38.6%
CDs
$346.1M
46.8%

9/30/2018

Total Deposit Base: $814.2M


Checking
$93.1M
11.4%
Savings
$24.1M
3.0%
MMAs
$323.0M
39.7%
CDs
$374.0M
45.9%

* Brokered Deposits were $102.1 million at 9/30/18, $75.5 million at 9/30/17 and 9/30/16, and none at 12/31/12.

Branch Expansion Strategy

Expand geographical footprint to grow core deposits and diversify mix

Location	County	Type	Opened	Deposits (in thousands)				
				9/30/2017	**12/31/2017**	**3/31/2018**	**6/30/2018**	**9/30/2018**
Renton	King	HQ	1923	$588,428	$597,732	$596,770	$567,352	$603,310
Mill Creek	Snohomish	*De Novo*	Q3 2015	$21,184	$24,984	$25,546	$24,278	$25,026
Edmonds	Snohomish	*De Novo*	Q1 2016	$25,835	$24,957	$26,348	$29,065	$33,953
The Landing Renton	King	*De Novo*	Q3 2016	$19,686	$22,445	$23,822	$22,585	$30,028
Crossroads/Bellevue	King	*De Novo*	Q2 2017	$9,831	$20,876	$39,654	$37,451	$37,315
Woodinville [(1)]	King	Acquired	Q3 2017	$33,446	$33,312	$33,615	$33,449	$33,095
Clearview/Snohomish [(1)]	Snohomish	Acquired	Q3 2017	$19,991	$17,571	$17,328	$16,771	$17,655
Lake Stevens [(1)]	Snohomish	Acquired	Q3 2017	$9,406	$8,644	$9,169	$9,677	$11,846
Smokey Point/Arlington [(1)]	Snohomish	Acquired	Q3 2017	$12,445	$13,493	$15,398	$16,044	$17,690
The Junction Bothell [(2)]	King	*De Novo*	Q2 2018	--	--	$31	$592	$4,278
Brokered Deposits				$75,488	$75,488	$75,488	$75,488	$102,083
			Total	**$815,740**	**$839,502**	**$863,229**	**$832,752**	**$916,279**

(1) Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustments.
(2) The Junction Bothell opened April 9, 2018.

Retail Branch Fee Income

(in thousands)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2014
2015
2016
2017
$181
$391
$1,074
$1,365
$183
$813
$919
$181
$208
$261
$446
Deposit related fees
Wealth management revenue*
Total retail branch fee income

* The Bank began offering wealth management services during the second quarter of 2015.

First Financial Northwest, Inc.

Asset Quality







Nonperforming Loans & Assets


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.46%
3.21%
2.79%
2.44%
1.85%
1.53%
1.38%
1.18%
1.15%
Total Delinquent (>30 days) Loans
$821,000 at September 30, 2018
Includes TDRs as reported
by SNL Financial
0.12%
0.32%
0.10%
0.31%
0.07%
0.27%
0.07%
0.22%
0.02%
0.17%
0.02%
0.05%
0.02%
0.05%
0.02%
0.05%
0.05%
0.08%
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

Historical Industry Annual Loan Net Charge-Off Rates

C&I Loan Net Charge-Offs More Than Multifamily and CRE Loans Combined



Historical Annual Loan Net Charge-Off Rates
by Loan Type (without Credit Cards)
6%
0%
C&D loan net charge-offs
more than 2x other loan types
3.0%
3.1%
2.2%
1.9%
1.6%
1.0%
1.8%
5.8%
5.7%
3.5%
2.9%
2.7%
1.3%
1.3%
0.5%
0.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Annual Net Charge-Off Rates (28-Year Average, 1990-2017)	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
	0.35%	0.37%	0.88%	1.11%	0.62%

Source: Compiled from FDIC Quarterly Banking Profile statistics

First Financial Northwest, Inc.


unique.
innovative.
solutions.
First Financial
Northwest, Inc.
Nasdaq
BROADWAY

Stock Performance

FFNW Ownership Summary

Approximately 46% Institutional / 3% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	917,442	-10,110	8.41%	17,908,468	06-30-2018	13F
Renaissance Technologies LLC	708,800	51,033	6.49%	13,835,776	06-30-2018	13F
BlackRock Institutional Trust Company, N.A.	639,254	225,221	5.86%	12,478,238	06-30-2018	13F
The Vanguard Group, Inc.	344,777	458	3.16%	6,730,047	06-30-2018	13F
Thomson Horstmann & Bryant, Inc.	299,339	945	2.74%	5,843,097	06-30-2018	13F
Context BH Capital Management, LP	186,025	1,723	1.70%	3,631,208	06-30-2018	13F
Numeric Investors LLC	167,135	-3,100	1.53%	3,262,475	06-30-2018	13F
State Street Global Advisors (US)	153,330	18,161	1.40%	2,993,002	06-30-2018	13F
Bridgeway Capital Management, Inc.	119,982	0	1.10%	2,342,049	06-30-2018	13F
Bank of America Merrill Lynch (US)	96,945	15,783	0.89%	1,892,366	06-30-2018	13F
BlackRock Financial Management, Inc.	85,056	67,850	0.78%	1,660,293	06-30-2018	13F
Northern Trust Investments, Inc.	82,521	1,093	0.76%	1,610,810	06-30-2018	13F
Geode Capital Management, L.L.C.	76,687	10,247	0.70%	1,496,930	06-30-2018	13F
BlackRock Investment Management (UK) Ltd.	76,450	39,446	0.70%	1,492,304	06-30-2018	13F
PanAgora Asset Management Inc.	71,295	260	0.65%	1,391,678	06-30-2018	13F
LSV Asset Management	66,049	3,200	0.61%	1,289,276	06-30-2018	13F
Deutsche Asset Management Americas	63,588	27,412	0.58%	1,241,238	06-30-2018	13F
Morgan Stanley & Co. LLC	59,163	-17,340	0.54%	1,154,862	06-30-2018	13F
BNY Mellon Asset Management North America	57,735	1,032	0.53%	1,126,987	06-30-2018	13F
Millennium Management LLC	54,565	21,811	0.50%	1,065,109	06-30-2018	13F

Top 10 Insiders	Position	Pos Change	% O/S	Mkt Val	Date	Source
First Financial Northwest, Inc. ESOP	1,160,591	0	10.63%	19,613,988	04-17-2018	Proxy
First Financial Northwest Foundation	1,050,000	0	9.62%	17,745,000	04-17-2018	Proxy
Lee Joann E	91,910	-3,694	*	1,794,083	06-13-2018	Form 4
Faull Gary F	71,235	-15,174	*	1,686,704	09-12-2018	Form 4
Kiley Joseph W III	32,525	0	*	634,888	03-06-2018	Form 4
Soh Simon	37,555	0	*	518,354	03-06-2018	Form 4
Clariza Ronnie J	20,288	0	*	396,022	05-31-2018	Form 4
Jacobson Richard P	17,862	-2,000	*	348,666	07-17-2018	Form 4
Stevens Daniel L	8,113	0	*	158,366	06-13-2018	Form 4
Padrick Kevin	5,613	0	*	109,566	06-13-2018	Form 4

*Less than 2% of shares outstanding

Total Return – FFNW vs. KRX

12/31/2012 to 10/31/2018



FFNW Outperforming KRX
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
120%
104%
FFNW (+120%)
KRX (+104%)

Source: S&P Global
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.
Note II: The total return of the KRX is calculated by using the median total return of all constituents.

First Financial Northwest, Inc.

FFNW Historical Share Repurchase Program



Discount to Book Value
Discount to VWAP
2013
Total Shares Rep.: 2,728,018
Total Shares Rep. / ADTV: 47.9x
2014
Total Shares Rep.: 1,594,033
Total Shares Rep. / ADTV: 34.4x
2015
Total Shares Rep.: 1,521,817
Total Shares Rep. / ADTV: 38.5x
2016
Total Shares Rep.: 2,864,389
Total Shares Rep. / ADTV: 64.7x
2017
Total Shares Rep.: 326,800
Total Shares Rep. / ADTV: 11.3x
Shares Repurchased (mm)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Stock Price
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17
Cumulative Shares Repurchased
Additional Shares Repurchased
Stock Price

2013	Q2	Q3	Q4
Shares Rep. (mm)	1.655	0.502	0.572
Rep. Price	$9.97	$10.71	$10.88
P / (D) to Q. VWAP	3.5%	0.4%	2.0%
Price / TBVPS	0.92x	0.97x	0.97x

2014	Q2	Q3	Q4
Shares Rep. (mm)	0.993	0.274	0.327
Rep. Price	$10.90	$10.91	$11.40
P / (D) to Q. VWAP	2.2%	1.5%	0.1%
Price / TBVPS	0.94x	0.93x	0.95x

2015	Q1	Q2	Q3	Q4
Shares Rep. (mm)	0.268	0.397	0.403	0.454
Rep. Price	$12.00	$11.95	$12.37	$12.54
P / (D) to Q. VWAP	(1.2%)	(1.5%)	(0.1%)	(2.8%)
Price / TBVPS	0.99x	0.98x	1.00x	1.01x

2016	Q1	Q2	Q3	Q4
Shares Rep. (mm)	0.314	0.122	1.432	0.996
Rep. Price	$13.36	$13.42	$14.00	$14.51
P / (D) to Q. VWAP	(0.1%)	1.4%	1.6%	(12.2%)
Price / TBVPS	1.07x	1.06x	1.10x	1.15x

2017	Q2	Q3	Q4
Shares Rep. (mm)	0.023	0.291	0.014
Rep. Price	$15.93	$15.99	$15.99
P / (D) to Q. VWAP	(1.3%)	(2.0%)	(3.7%)
Price / TBVPS	1.23x	1.24x	1.21x

Note: Quarterly volume-weighted average price ("VWAP") calculation includes all trading days during the quarter indicated.

Source: SNL Financial and Company documents as of 12/31/2017.

New Stock Repurchase Program

- Announced September 25, 2018
- Authorizes repurchase of up to 550,000 shares of the Company's common stock, or approximately 5% of its outstanding shares
- Repurchases will be conducted in accordance with guidelines specified under Rule 10b-1
- Commencing no earlier than November 5, 2018, and expiring no later than May 3, 2018

Strategic Initiatives




RENTON
CHAMBER OF COMMERCE
&
VISITORS CENTER





Strategic Initiatives - Ongoing

- Effectively deploy capital and lower cost of funds by evaluating organic growth and/or acquisition of earnings assets, branches, or whole banks
- Continue to develop an efficient deposit gathering strategy by embracing technology to continue diversifying deposit composition
- Branch expansion strategy implemented in 2015 expanding our footprint in the geographical area we serve, attracting new customers, expanding our core and lower cost deposits, and diversifying the deposit mix
- Opened 10th branch location at The Junction in Bothell in April 2018; 11th branch expected to open at Kent Station in Q1 2019
- Round out retail lending product line (e.g., personal lines of credit, titled loans and construction lines)
- Focus on growing one-to-four family portfolio, with specific emphasis on loans for investor properties
- Expand Chinese-American (foreign nationals) niche
- Regulatory Relations – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Strategic Initiatives - Recent

Target 10% Annual Growth

New Market Niches

Areas to diversify portfolio and broaden growth opportunities for Bank within current risk tolerance levels.

Small Business Lending *Launched in 2018*

- Initially targeting small businesses up to $2.0 million in revenue.
- Serving businesses within our current branch footprint.

Aircraft Lending *Launched in 2017*

- Lending based upon a predominantly asset centered model on very specific type/model of aircraft historically proven to maintain value.

Participations & Whole Loans Purchases *Supplement Pacific Northwest Organic Loan Growth*

- Loans include those with underlying collateral within areas of Washington State outside our primary market area or in other states.

Community Involvement

Top 10 CRA Hour Recipients
Junior Achievement
Renton School District – Middle / High Schools
Habitat for Humanity
YWCA
Renton Area Youth & Family Services
Renton Technical College and Foundation
DECA
Renton Downtown Partnership
Financial Beginnings
Peace for the Streets by Kids from the Streets

"Dress Down for Charity" Program Gives Employees Opportunity to Wear Casual Dress on Friday by Donating to a Designated Charity

- Helps Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout
- 9.1 average CRA qualified hours per employee in 2017


WORKERS BENEFITING FROM TAX REFORM
EVERSOURCE
FCA
FIAT CHRYSLER AUTOMOBILES
FIFTH THIRD BANCORP
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FIVE SENSES
spa · salon · barbershop

Thank You!